March 5, 2024

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Northwestern Mutual Life Account, EDGAR CIK No. 0000742277, File No. 811-3989
Northwestern Mutual Life Account II, EDGAR CIK No. 0001359314, File No. 811-21933

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account and Account II, (“Registrants” or the “Accounts”) we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ annual report for the period ending December 31, 2023 has been transmitted to policy owners as required by Rule 30e-2 under the 1940 Act.

The following annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	03/04/2024	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	02/22/2024	811-07205
Fidelity VIP Contrafund Portfolio	0000831016	02/22/2024	811-05511
Neuberger Berman Sustainable Equity Portfolio	0000736913	02/23/2024	811-04255
Russell Investment Funds	0000824036	02/15/2024	811-05371
Credit Suisse Trust Commodity Return Strategy Portfolio	0000941568	02/22/2024	811-07261

Some of the investment companies above (or series thereof) may not be available under every policy offered by a Registrant.

This filing will also include any other materials required to be filed, if any. Please direct any questions or comments regarding this filing to the undersigned at 414-665-3789.

Sincerely,

/s/ Todd Kuzminski

Todd Kuzminski

Vice President – Investment Accounting

The Northwestern Mutual Life Insurance Company

Variable Life

Annual Reports

December 31, 2023

Northwestern Mutual Variable Life Account

Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Initial Class

Fidelity® VIP ContrafundSM Portfolio Initial Class

Neuberger Berman AMT Sustainable Equity Portfolio

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

Credit Suisse Trust Commodity Return Strategy Portfolio Class 2

*See Table of Contents for more information and a list of Prospectus supplements and/or shareholder documents, if any, included herein.

NorthwesternMutual.com 90-1899 (0786) (REV 0224)

How to get more information

Information on the Internet: NorthwesternMutual.com

To obtain current performance information and information about Northwestern Mutual, visit us on our website. You can also visit us at our customer service section from our website for information on policy values and current fund performance. This site also allows you to view past confirmation and policy statements, as well as transfer funds online. To sign up for this service please call 1-866-424-2609 between 7:00 a.m. – 6:00 p.m. Central Time Monday – Friday. Your Northwestern Mutual Financial Representative is also available to answer any questions you have about your variable life insurance policy or any of our products.

For inforce policy service on Variable CompLife and Variable Whole Life, please call 1-866-424-2609, between 7:00 a.m. – 6:00 p.m. Central Time Monday – Friday.

For inforce policy service on Variable Executive Life, Variable Joint Life, Custom Variable Universal Life, Executive Variable Universal Life, Survivorship Variable Universal Life, and Variable Universal Life Plus, please call 1-866-464-3800, between 7:00 a.m. – 5:00 p.m. Central Time Monday – Friday.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report	268 pages

Fidelity® VIP Mid Cap Portfolio - Annual Report	40 pages
(This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP ContrafundSM Portfolio - Annual Report	44 pages
(This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman AMT Sustainable Equity Portfolio - Annual Report	42 pages
(This report follows the end of the Fidelity® VIP ContrafundSM Portfolio)

Russell Investment Funds - Annual Report	194 pages
(This report follows the end of the Neuberger Berman AMT Sustainable Equity Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report	80 pages
(This report follows the end of the Russell Investment Funds)

Credit Suisse Trust Commodity Return Strategy Portfolio - Annual Report	49 pages
(This report follows the end of the Russell Investment Funds - LifePoints® Variable Target Portfolio Series)

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

PO BOX 3095 MILWAUKEE WI 53201-3095

This booklet contains information about the Northwestern Mutual variable insurance products and the variable investment options identified on the front cover. The variable investment options correspond with the investment divisions available under the variable insurance product (“Product”). The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus or summary prospectus and the variable investment option prospectuses or summary prospectuses, which contain detailed information about variable investment option investment objectives and operations, applicable fees, expenses and sales charges. Prospectuses or summary prospectuses may be obtained by visiting www.nmprospectus.com or calling the telephone number listed on the inside of the front cover. You should read and carefully consider this information before you invest or send money. The variable investment option reports are prepared from the books and records of the options. Discussions of investment performance in the reports represent the views of the options’ portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

NMIS is a member of Financial Industry Regulatory Authority (FINRA) and in accordance with the Investor Education and Protection Rule, we are providing our clients information regarding FINRA BrokerCheck, a free resource available to investors. An investor brochure describing FINRA BrokerCheck may be obtained online from FINRA’s website at FINRA.org or by contacting the FINRA BrokerCheck Help Line at 800-289-9999.

Northwestern Mutual is the marketing name for The Northwestern Mutual Life Insurance Company (NM), Milwaukee, WI (life and disability insurance, annuities, and life insurance with long-term care benefits) and its subsidiaries. Northwestern Long Term Care Insurance Company, Milwaukee, WI (long-term care insurance) is a subsidiary of NM.

Product Distributor: Northwestern Mutual Investment Services, LLC (NMIS),

720 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC.

NorthwesternMutual.com

90-1899 (0786) (REV 0224)